UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

REOSTAR ENERGY CORP.
(Name of small business in its charter)

Nevada	000-26139	91-1937382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5416 Birchman Avenue, Fort Worth, Texas	76107
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number: 1-800-462-4633

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(A)	PREVIOUS INDEPENDENT ACCOUNTANTS.

(i)	On April 30, 2007, the Board of Directors approved the dismissal of HLB Cinnamon, Jang, Willoughby & Co. as its independent registered public accounting firm effective immediately. There were no disagreements between us and HLB Cinnamon, Jang, Willoughby & Co., whether resolved or not resolved, on any matter of accounting principles or practices, financial statements disclosures or auditing scope and procedures, which would cause them to make reference to the subject matter of a disagreement in connection with their report from November 29, 2004 or in any subsequent interim period through April 30, 2007. On May 1, 2007, the Company provided HLB Cinnamon, Jang, Willoughby & Co. with its disclosures in this Form 8-K and requested in writing that HLB Cinnamon, Jang, Willoughby & Co. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. HLB Cinnamon, Jang, Willoughby & Co.'s response is filed as an exhibit to this Current Report on Form 8-K.

(ii)	The report of HLB Cinnamon, Jang, Willoughby & Co. on the financial statements for the past fiscal year, the term of its engagement, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle. .

(iii)	In connection with its audit for the most recent fiscal year and through April 30, 2007, there have been no disagreements with HLB Cinnamon, Jang, Willoughby & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HLB Cinnamon, Jang, Willoughby & Co., would have caused them to make reference thereto in their report on the financial statements for such years.

(iv)	During the last fiscal year and through April 30, 2007, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

(B)	NEW INDEPENDENT ACCOUNTANTS.

On April 30, 2007, Killman, Murrell & Company, P.C., was engaged to provide Auditors' Reports on the annual financial statements of the Company for the fiscal year end March 31, 2007, and to conduct review engagements on the Company's non-annual quarterly financial statements on an ongoing basis thereafter. The change of accountant was approved by majority consent of the board of directors.

(i)	the application of accounting principles to a specific transaction, either completed or proposed; nor the type of audit opinion that might be rendered on the Registrant's financial statements; nor has any written report or oral advice been provided to the Registrant by Killman, Murrell & Company, P.C..

(ii)	any matter that was either the subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K. The Registrant has engaged Killman, Murrell & Company, P.C. as its new independent accountants as of April 30, 2007.

The former accountant's report on our financial statements does not contain any adverse opinions or disclaimers of opinions and is not qualified or modified as to uncertainty, auditing scope or accounting principles. Prior to engaging the new accountant, we did not consult with it regarding any accounting or auditing concerns stated in Item 304(a)(2) of Regulation
S-B.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Exhibits

Exhibit 16.1 Letter regarding change in certifying accountant
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REOSTAR ENERGY CORP.

By: /s/ Mark S. Zouvas
Chief Executive Officer & President

Date: May 2, 2007